TLMA No. FMC0211


               GUARANTY OF PAYMENT, NONDISTURBANCE
                    AND ATTORNMENT AGREEMENT


     This Guaranty of Payment, Nondisturbance and Attornment
Agreement, dated as of June ___, 1995 ("the Agreement"), is between and among IBM Credit Corporation ("Lessor"), GSI Outsourcing
Corporation ("Lessee"), and Kash n' Karry Food Stores, Inc.
("Guarantor"). Lessor, Lessee and Guarantor may sometimes be referred to in this Agreement collectively as the Parties.

     1. In consideration of and to induce Lessor to enter into, and act as lessor under, the Term Lease Master Agreement referenced above, as now in effect, including any Supplements thereto (the "TLMA"), and to extend credit to Lessee, and subject to the conditions set forth below, the undersigned Guarantor, who will directly and indirectly benefit from the TLMA and such credit arrangement and from the credit extended as a result of this Guaranty, for itself, its successors and assigns, agrees as follows:

     1.1 Guarantor hereby guarantees the full, prompt, and complete payment of all sums, obligations, liabilities and indebtedness not to exceed in principal amount Seven Million Dollars ($7,000,000.00) for the Point of Sale equipment to be acquired by Lessee and used in Guarantor's stores, as described on Exhibit A to this Agreement (the "Guaranteed Obligations"), that are, as of the date of this Agreement, due from Lessee under the TLMA.

     1.2 This Guaranty is a continuing and irrevocable guaranty and shall (i) remain in full force and effect until the payment in full of the Guaranteed Obligations and (ii) be binding upon the Guarantor, its successors and assigns.

     1.3 Subject to the consent of Guarantor, which consent may not be unreasonably withheld, Lessor may renew, compromise or extend the Guaranteed Obligations without waiving, limiting or otherwise affecting Guarantor's liability hereunder and Guarantor expressly waives and releases any defenses or claims it may have arising from or on account of any such renewal, compromise or extension.

     1.4 This Guaranty shall survive any and all bankruptcy or insolvency proceedings of Guarantor.

     1.5 Lessor shall not be obligated to elect remedies first which are available to Lessor in the TLMA and may secure payment first from Guarantor, provided Lessor performs its obligations under this Agreement.

     2. In consideration of and to induce Guarantor to enter into, and act as Guarantor hereunder, and pursuant to Lessee's obligations under Section 18.12 of the Services Agreement between Lessee and Guarantor dated March 1, 1995, as amended (the "Services Agreement"), the undersigned Lessor and Lessee agree as follows:

          2.1 Notwithstanding any provision in the TLMA to the contrary, and prior to the exercise of Lessor's rights and remedies under the TLMA, Lessor shall provide to Guarantor written notice of the occurrence of any nonpayment by Lessee, or any other event which, with the giving of notice or the passage of time, would become an event of default by Lessee under the TLMA.

          2.2 If, within 15 days after receipt of such written notice, Lessee or Guarantor cures any such event or Guarantor assumes the obligations of Lessee under the TLMA, Lessor agrees not to declare the occurrence of an event of default under the TLMA, or to exercise any of its remedies under the TLMA by reason of the occurrence of such event.

          2.3 If Guarantor cures any nonpayment or other event on behalf of Lessee, and, in any event, upon the termination of the Services Agreement, and in the event Lessee shall assign under the Services Agreement to Guarantor all of Lessee's rights, title, and interest in the TLMA, including the exclusive use, possession and quiet enjoyment of the equipment, software, service agreements and property subject to the TLMA, Guarantor shall assume all of the obligations of Lessee under the TLMA.

          2.4 Lessor hereby consents to any such assignment and assumption of the TLMA by Guarantor, and agrees that, upon the execution and delivery by Guarantor of an assumption instrument, and for so long thereafter as no event of default shall have occurred and be continuing under the TLMA, Lessor agrees not to disturb Guarantor's use, possession or quiet enjoyment of the equipment, software, service agreements and other property subject to the TLMA.

          2.5 Lessor and Lessee agree that upon Guarantor making any payment with respect to Guaranteed Obligations, the Guarantor shall be subrogated to the rights of Lessor against the Lessee with respect to such payment.

          2.6 The obligations of Guarantor to Lessee under the Services Agreement will be reduced dollar for dollar for any sums actually paid to Lessor with respect to the Guaranteed Obligations, and for any other obligations of Lessee under the TLMA expressly assumed by Guarantor pursuant to this Agreement.

     3. If any Party undergoes any change in its ownership or organizational structure or otherwise assigns, transfers or delegates its obligations to any assignee or transferee resulting





from the operation of any assignment or transfer permitted pursuant to the TLMA, this Guaranty shall continue to extend to all sums due from or for the account of Lessee or the new or substituted legal entity.

     4. This Agreement has been duly authorized, executed and delivered by the Parties and constitutes a legal, valid and binding obligation of each Party, enforceable in accordance with its terms. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any party to this Agreement pursuant to any contract, indenture, mortgage, loan agreement, note, lease, or other instrument to which Lessor, Lessee or Guarantor is a party or by which any one of them may be bound, or to which any of the property or assets of any party is subject, nor will such action result in any violation of the provisions of the certificate or articles of incorporation or organizing documents or by-laws of any party, or any applicable law, administrative regulation or administrative or court decree known to it after reasonable investigation.

     5. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS. THE EXCLUSIVE AND SOLE VENUE FOR ANY LEGAL ACTION ARISING OUT OF THIS AGREEMENT SHALL BE HILLSBOROUGH COUNTY, FLORIDA.

     6. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, this agreement has been signed by an authorized officer of the parties.

                         LESSOR:  IBM Credit Corporation



                              By: /s/ Daniel H. Ransdell
                                 --------------------------------
                              Name: Daniel H. Ransdell

                              Title: Director, Customer Financing
                                        Marketing, Southern Area 7

                              Address: 4111 Northside Parkway
                                        Lakeside - L08J16
                                        Atlanta, GA 30327

                              Telephone: 404-238-6901

                              Date: July 12, 1995






                      LESSEE:  GSI Outsourcing Corporation



                              By: /s/ Philippe Guionnet
                                 --------------------------------
                              Name: Philippe Guionnet

                              Title: Vice President

                              Address: 6401 Harney Road
                                       Tampa, FL 33610

                              Telephone: 813-621-0402

                              Date: June 29, 1995




                      GUARANTOR:  Kash n' Karry Food Stores, Inc.



                              By: /s/ R. P. Springer
                                 --------------------------------
                              Name: Raymond P. Springer

                              Title: S. V. P.\Administration-CFO

                              Address: 6422 Harney Road
                                       Tampa, FL 33610

                              Telephone: 813-621-0200

                              Date: June 28, 1995





















Appendix A to Guaranty of Payment, Nondisturbance and Attornment
Agreement.

     Device Configurations for Installation Management Services

     PC Workstation - 9577 ANG Personal Computer

          8504-021 Display
          2380-002 Printer
          IBM Keyboard
          (1) Token-Ring 16/4 Adapt
          (1) POS Expansion Adapt
          (2) MPCA
          (1) Comm. Adapt Cable
          (1) TR Adapt. Cable

     PC Workstation - 9556 DBA Personal Computer

          8504-021 Display
          2380-002 Printer
          IBM Keyboard
          (1) Token-Ring 16/4 Adapt
          (1) POS Expansion Adapt
          (1) TR Adapt. Cable

     4693-3S1 Point of Sale Terminal (Lane Master)

          4693-3S1

               0149 Token-Ring Adapt 16/4 MBpS
               3315 Retail POS Keyboard
               3326 Distributed Keyboard Cable
               3330 Keybutton Kit Retail Format
               3345 Distributed Cable Assembly
               3348 40 Character VFD Post Extension
               3360 Cash Drawer Asmno Till
               3365 Distributed Cash Drawer Cable
               3390 Token-Ring Cable
               3501 40 Character Vac Fluo Disp II
               3879 Fixed Till
               4635 Battery, Standard Duration
               4654 4MB Memory (Plant Only)
               4800 Model 4 Printer
               4922 Model 4 Printer Distrib Cable
               4923 Model 4 Printer Ribbon/Paper
               9200 Plug, Non Operating Loc
               9204 Lock
               9206 Lock
               9300 Flat Top for Distrib Sys
               9316 Token Ring Speed 16MBP
               9450 Keyboard Legend Sheet (English)
               9510 Line Cord 4.3M Non-Lock
               9534 Software Usage 4690 OS
               9605 Non POS Display



     4693-3S1 Point of Sale Terminal (Area Master)

          4693-3S1

               0149 Token-Ring Adapt 16/4 MBpS
               3315 Retail POS Keyboard
               3325 Integrated Keyboard Cable
               3330 Keybutton Kit Retail Format
               3344 Integrated Cable Assembly
               3348 40 Character VFD Post Extension
               3360 Cash Drawer Asmno Till
               3364 Integrated Cash Drawer Cable
               3390 Token-Ring Cable
               3502 2 Sided Vac Fluo Disp II
               3879 Fixed Till
               4635 Battery, Standard Duration
               4654 4MB Memory (Plant only)
               4800 Model 4 Printer
               4920 Model 4 Printer Integrated Cable
               4923 Model 4 Printer Ribbon/Paper
               9200 Plug, Non Operating Loc
               9204 Lock
               9206 Lock
               9305 System Unit IO Integrated Kit
               9316 Token Ring Speed 16MBP
               9450 Keyboard Legend Sheet (English)
               9510 Line Cord 4.3M Non-Lock
               9534 Software Usage 4690 OS
               9605 Non POS Display

     4693-2S2 Point of Sale Terminal (Lane Slave)

          4693-2S2

               3315 Retail POS Keyboard
               3326 Distributed Keyboard Cable
               3330 Keybutton Kit Retail Format
               3345 Distributed Cable Assembly
               3348 40 Character VFD Post Extension
               3360 Cash Drawer Asmno Till
               3365 Distributed Cash Drawer Cable
               3501 40 Char Vac Fluo Disp II
               3879 Fixed Till
               4034 Mod 2X2 Base Unit Cable 4M
               4800 Model 4 Printer
               4922 Model 4 Printer Distributed Cable
               4923 Model 4 Printer Ribbon/Paper
               9200 Plug, Non Operating Loc
               9204 Lock
               9206 Lock
               9300 Flat Top for Distributed System
               9450 Keyboard Legend Sheet (Sheet)
               9510 Line Cord 4.3M Non-Lock
               9534 Software Usage 4690 OS

     4693-2S2 Point of Sale Terminal (Area Slave)


          4693-2S2

               3315 Retail POS Keyboard
               3325 Integrated Keyboard Cable
               3330 Keybutton Kit Retail Format
               3344 Integrated Cable Assembly
               3348 40 Character VFD Post Extension
               3360 Cash Drawer Asmno Till
               3364 Integrated Cash Drawer Cable
               3502 2 Sided Vac Fluo Disp II
               3879 Fixed Till
               4034 Mod 2X2 Base Unit Cable 4M
               4800 Model 4 Printer
               4920 Model 4 Printer Integrated Cable
               4923 Model 4 Printer Ribbon/Paper
               9200 Plug, Non Operating Loc
               9204 Lock
               9206 Lock
               9305 System Unit IO Integr Kit
               9450 Keyboard Legend Sheet (English)
               9510 Line Cord 4.3M Non-Lock
               9534 Software Usage 4690 OS

     Software

          Datachecker Store Conversion (73 Stores)

               IBM 4680-4690 Supermarket Application V2.0
               IBM 4690 Operating System
               IBM 4690 Remote Operator

          Upgrade Store (26 Stores)

               IBM 4680-4690 Supermarket Application V2.0
               IBM 4690 Operating System Upgrade
               IBM 4690 Remote Operator





















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